UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 21, 2017 (August 15, 2017)

Boulevard Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒                                  Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

General

On August 15, 2017, Boulevard Acquisition Corp. II (the “Company”) and Estre Ambiental S.A., a sociedade anônima organized under the laws of Brazil (“Estre”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which the Company agreed to combine with Estre (the “Business Combination”). In connection with the Business Combination, two new entities will be formed: (i) a Cayman Islands exempted company limited by shares (“Newco”), and (ii) a Delaware corporation and a direct wholly-owned subsidiary of Newco (“Merger Sub”). Newco and Merger Sub will join the Business Combination Agreement promptly after their formation. As a result of the Business Combination, the Company and Estre will become subsidiaries of Newco.

Under the Business Combination Agreement: (i) the holders of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock, collectively, the “Common Stock”), will receive one ordinary share of Newco (the “Newco Ordinary Shares”) in exchange for each share of Common Stock held by them, (ii) each of the Company’s outstanding warrants will cease to represent a right to acquire shares of Class A Common Stock and will instead represent the right to acquire the same number of Newco Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Business Combination (the “Converted Warrants”), and (iii) the holders of shares of Estre’s capital stock will convert their shares into 35,399,681 Newco Ordinary Shares (or 32,438,237 Newco Ordinary Shares if Angra (as defined below) elects to not convert its Estre Current Shares (as defined below) into Newco Ordinary Shares prior to effecting the Merger).

In connection with the Business Combination, the parties intend to apply to list the Newco Ordinary Shares on the NASDAQ Stock Market (“NASDAQ”).

Estre

Estre is a Brazilian waste management company which provides services including urban waste collection, recycling, soil and water remediation, hazardous industrial waste disposal, medical waste treatment, landfill operations and environmental consultancy. Estre was founded in 1999 and is based in São Paulo, Brazil.

The Business Combination Agreement

Pre-Closing Restructuring

Prior to the closing of the Business Combination, the Company, Estre and Newco will complete a restructuring (the “Pre-Closing Restructuring”) pursuant to which, immediately prior to effecting the Merger (as defined below), the holders of shares of Estre’s capital stock immediately prior to the Merger will convert their Estre shares (the “Estre Current Shares”) into 35,399,681 Newco Ordinary Shares, and Estre will, as a result, become a subsidiary of Newco; provided that Angra Infra Multiestratégia Fundo de Investimento em Participações (“Angra”) may elect to not convert its Estre Current Shares into Newco Ordinary Shares prior to effecting the Merger and may continue to hold such Estre Current Shares in relation to Angra’s put option right (the “Angra Put Option”), in which case 32,438,237 Newco Ordinary Shares would be issued to the holders of Estre’s capital stock immediately prior to the Merger (other than Angra).

Concurrently with the execution of the Business Combination Agreement, the holders of Estre Current Shares have approved the Business Combination and the Pre-Closing Restructuring, including the exchange (subject to Angra in relation to the Angra Put Option), of the Estre Current Shares for the Newco Ordinary Shares.

The Merger

Pursuant to the Business Combination Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Newco.

Merger Consideration

Each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than any shares canceled pursuant to the Business Combination Agreement or any shares of the Company’s Class A Common Stock held by holders who have validly elected to have their shares redeemed by the Company in connection with consummation of the Business Combination), will be automatically converted into one Newco Ordinary Share.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties that each of the Company and Estre has made to each other relating to their respective businesses and, in the case of the Company, its public filings.

Pre-Closing Covenants

The Business Combination Agreement provides for customary pre-closing covenants, including the obligation of each of the Company and Estre to use its commercially reasonable efforts to conduct its business in the ordinary course in a manner consistent with past practice in all material respects, and each of the Company and Estre has agreed not to take certain actions, except as expressly contemplated by other provisions of the Business Combination Agreement, as required by any law or unless the other parties consent in writing.

Newco Board of Directors

The Business Combination Agreement provides that, upon the consummation of the Merger, the board of directors of Newco (the “Newco Board”) will be comprised of no fewer than 11 directors, at least seven of whom will qualify as independent directors under the rules promulgated by NASDAQ. The Company and Estre shall agree upon the members of the Newco Board (and the class of each director) as promptly as practicable after the signing of the Business Combination Agreement and, in any event, prior to the filing of the proxy statement/prospectus, with a majority of such board of directors being comprised of non-U.S. residents.

Equity Incentive Plan

The Business Combination Agreement provides that at or prior to the closing of the Business Combination, Newco will adopt an equity incentive plan for management and employees of Newco providing for the grant of options and restricted stock representing 5% of Newco Ordinary Shares issued and outstanding as of immediately following the effectiveness of the Merger.

Stockholders’ Meeting

Pursuant to the terms of the Business Combination Agreement, the Company shall, as promptly as reasonably practicable, call and hold a meeting of the Company’s stockholders for the purpose of seeking its stockholders’ approval of the Merger and the Business Combination Agreement (the “Stockholders’ Meeting”).

Registration Statement

The Business Combination Agreement provides that as promptly as practicable after Newco joins the Business Combination Agreement, Newco, the Company and Estre shall prepare and file with the Securities and Exchange Commission (the “SEC”) (i) a proxy statement/prospectus to be sent to the Company’s stockholders relating to the Stockholders’ Meeting and (ii) a registration statement on Form F-4 (the “Registration Statement”), of which the proxy statement/prospectus will form a part, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Newco Ordinary Shares to be issued in the Merger and the related Converted Warrants. Each party has agreed to use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after it is filed with the SEC.

Conditions to the Closing of the Business Combination

Consummation of the Business Combination is subject to customary conditions (which may be waived (if legally permitted) by the Company, Estre, Newco and Merger Sub), including (i) no governmental order or law being in force enjoining or prohibiting the consummation of the Merger or the other transactions contemplated under the Business Combination Agreement; (ii) the approval of the Company’s stockholders to adopt the Merger and the Business Combination Agreement having been obtained; (iii) Newco and Merger Sub having been formed and joined the Business Combination Agreement; (iv) the Newco Board and the board of directors of Merger Sub having approved the transactions contemplated under the Business Combination Agreement and the Newco Board having approved the Pre-Closing Restructuring and the certain post-closing restructuring steps applicable to Newco; (v) the Registration Statement having been declared effective by the SEC; (vi) the Newco Ordinary Shares issuable in the Merger and upon the exercise of the Converted Warrants having been approved for listing on NASDAQ; (vii) the Company having available for distribution upon the consummation of the Business Combination, in the aggregate, not less than an amount of cash equal to $200 million plus an amount equal to the deferred underwriting commissions and the transaction expenses of the parties payable in connection with the consummation of the Business Combination; (viii) the warrant agreement with respect to the Company’s outstanding warrants having been amended to provide for the terms of the Converted Warrants; (ix) the Pre-Closing Restructuring having been completed; and (x) the restructuring of Estre’s outstanding first and second issuances of debentures having been completed.

In addition, the obligation of the Company, Newco and Merger Sub to consummate the Business Combination is subject to the satisfaction of several other conditions (which may be waived by the Company on behalf of itself, Newco and Merger Sub), including: (i) the accuracy of the representations and warranties of Estre set forth in the Business Combination Agreement (except, with respect to certain representations and warranties, as would not have a material adverse effect on Estre); (ii) the performance by Estre in all material respects of its covenants and agreements in the Business Combination Agreement; (iii) the Pre-Closing Restructuring having been completed; (iv) delivery by Estre of a copy of the resolutions of Estre’s board of directors authorizing the execution of the Business Combination Agreement and the consummation of the transactions contemplated thereby; and (v) delivery by Estre of executed counterparts of the various transaction agreements to which it is a party.

In addition, the obligation of Estre, Newco and Merger Sub to consummate the Business Combination is subject to the satisfaction of several other conditions (which may be waived by Estre on behalf of itself, Newco and Merger Sub), including: (i) the accuracy of the Company’s representations and warranties set forth in the Business Combination Agreement (except, with respect to certain representations and warranties, as would not have a material adverse effect on the Company); (ii) the performance by the Company in all material respects of its covenants and agreements in the Business Combination Agreement; (iii) the Company’s officers and directors having executed written resignations and releases; (iv) delivery by the Company of a copy of the resolutions of the Company’s board of directors authorizing the execution of the Business Combination Agreement and the consummation of the transactions contemplated thereby; (v) delivery by the Company of executed counterparts of the various transaction agreements to which it or the Company’s stockholders are a party; and (vi) the Pre-Closing Restructuring having been completed.

In addition, the obligation of the Company and Estre to consummate the Business Combination is subject to the satisfaction of several other conditions (which may be waived jointly by the Company and Estre), including: (i) the accuracy of the Newco’s and Merger Sub’s representations and warranties set forth in the Business Combination Agreement (except, with respect to certain representations and warranties, as would not have a material adverse effect on the Company); (ii) the performance by Newco and Merger Sub in all material respects of their covenants and agreements in the Business Combination Agreement; (iii) delivery by Newco of a copy of the resolutions of Newco Board authorizing the execution of the Business Combination Agreement and the consummation of the transactions contemplated thereby; and (iv) delivery by Newco of executed counterparts of the various transaction agreements to which it is a party.

Claims against Trust Account

Under the terms of the Business Combination Agreement, Estre waived any right to any amount held in the trust account established pursuant to the Investment Management Trust Agreement, dated as of September 21, 2015, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Account”), and agreed not to make any claim against any funds in the Trust Account.

Termination of the Business Combination Agreement

The Business Combination Agreement may be terminated at any time prior to the consummation of the Business Combination by mutual consent of the Company and Estre. In addition, the Business Combination Agreement may be terminated:

•                  by either the Company or Estre if: (i) the Merger has not been consummated by December 25, 2017; or (ii) the Business Combination Agreement fails to receive approval from the Company’s stockholders at the Stockholders’ Meeting;

•                  by Estre, if the Company is in breach of the Business Combination Agreement, and such breach is incapable of being cured or is not cured within 30 days of written notice to the Company;

•                  by the Company, if Estre is in breach of the Business Combination Agreement, and such breach is incapable of being cured or is not cured within 30 days of written notice to Estre;

•                  by the Company or Estre, if Newco or Merger Sub is in breach of the Business Combination Agreement, and such breach is incapable of being cured or is not cured within 30 days of written notice to Newco; or

•                  by the Company if (i) the restated audited consolidated balance sheets of the Company as of December 31, 2015 and 2016 and the audited consolidated statements of operations, cash flow and shareholders’ equity of the Company for the years ended December 31, 2014, 2015 and 2016 (the “Restated Audited Financial Statements”) are not delivered by August 31, 2017 (this termination right will expire on September 6, 2017) or (ii) the delivered Restated Audited Financial Statements present the consolidated financial position, results of operations, changes in stockholders equity and the beginning and ending balance of the cash flows of the Company and its subsidiaries that are, in the aggregate, materially different from the consolidated balance sheets of the Company  as of December 31, 2015 and 2016 and the consolidated statements of operations, cash flow and shareholders’ equity of the Company for the years ended December 31, 2014, 2015 and 2016 delivered to the Company by Estre (provided that certain information shall not be taken into account when determining whether there is a material difference).

Upon termination of the Business Combination Agreement, the Business Combination Agreement would become void and have no effect, without any liability to the parties thereto (other than liability for any intentional breach of the Agreement by a party occurring prior to the termination of the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Estre or the other parties thereto. In particular, the assertions embodied in representations and warranties by Estre, the Company, Newco and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by Estre, the Company, Newco and Merger Sub in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between Estre, the Company, Newco and Merger Sub, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Estre, the Company, Newco or Merger Sub.

Registration Rights and Lock-Up Agreement

In connection with, and as a condition to the consummation of, the Business Combination, the Business Combination Agreement provides that Newco and certain persons and entities which will hold Newco Ordinary Shares upon the consummation of the Business Combination and Boulevard Acquisition Sponsor II, LLC (the “Sponsor”) holding certain of the Converted Warrants (collectively, the “Investors”) will enter into the Registration Rights and Lock-Up Agreement. Pursuant to the terms of the Registration Rights and Lock-Up Agreement, Newco will be obligated to file, after it becomes eligible to use Form F-3 or its successor form, a shelf registration statement to register the resale by the Investors of Newco Ordinary Shares issuable in connection with the Business Combination. The Registration Rights and Lock-Up Agreement will also provide the Investors with demand, “piggy-back” and Form F-3 registration rights, subject to certain minimum requirements and customary conditions. The Registration Rights and Lock-Up Agreement will also provide that certain Investors will be restricted from selling their Newco Ordinary Shares for a period of one year following the closing of the Business Combination, subject to certain exceptions.

The foregoing is a summary of the material terms of the form of Registration Rights and Lock-Up Agreement, and is qualified in its entirety by reference to the full text of the form of Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Warrant Amendment

In connection with, and as a condition to the consummation of, the Business Combination, the Business Combination Agreement provides that the Warrant Agreement by and between the Company and the Continental Stock Transfer & Trust Company, dated as of September 21, 2015 (the “Existing Warrant Agreement”), pursuant to which the Company has issued warrants to purchase shares of the Company’s Common Stock, shall be amended to provide for the Converted Warrants. Accordingly, the Company, Newco and the Continental Stock Transfer & Trust Company will enter into the Assignment, Assumption and Amendment Agreement, pursuant to which the Company will, as of the closing of the Business Combination, assign to Newco all of its right, title and interest in and to the Existing Warrant Agreement and the parties thereto agree certain amendments to the Existing Warrant Agreement (the “Warrant Amendment”).

The foregoing is a summary of the material terms of the form of Warrant Amendment, and is qualified in its entirety by reference to the full text of the form of Warrant Amendment, a copy of which is included as Exhibit E to the Business Combination Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forfeiture and Waiver Agreement

In connection with the execution of the Business Combination Agreement, the Company entered into the Forfeiture and Waiver Agreement, dated August 15, 2017, with Estre and the Sponsor, pursuant to which, among other things, the Sponsor agrees to forfeit and surrender to the Company, for no consideration, the amount of shares of Class B Common Stock set forth therein, upon the terms and subject to the conditions specified therein.

The foregoing is a summary of the material terms of the form of Forfeiture and Waiver Agreement, and is qualified in its entirety by reference to the full text of the form of Forfeiture and Waiver Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Intellectual Property Assignment

In connection with the execution of the Business Combination Agreement, the Company entered into the Intellectual Property Assignment, dated August 15, 2017, with Avenue IP, LLC (“Avenue”), pursuant to which the Company will, as of the closing of the Business Combination, assign to Avenue all right, title and interest in and to the name “Boulevard”, the trading symbols “BLVD”, “BLVDU” and “BLVDW”, all trademark rights embodied thereby and all goodwill included therein, upon the terms and subject to the conditions specified therein.

The foregoing is a summary of the material terms of the form of Intellectual Property Assignment, and is qualified in its entirety by reference to the full text of the form of Intellectual Property Assignment, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Warrant Option Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor and certain shareholders of Estre entered into the Warrant Option Agreement, dated August 15, 2017, pursuant to which such shareholders will have the right and option to purchase for $1.00 per warrant up to an aggregate of 2,925,000 of the Company’s warrants owned by the Sponsor, which purchase, if any, will be consummated immediately prior to effecting the Merger.

The foregoing is a summary of the material terms of the form of Warrant Option Agreement, and is qualified in its entirety by reference to the full text of the form of Warrant Option Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit
2.1*	Business Combination Agreement, dated August 15, 2017, by and between the Company and Estre.

10.1	Forfeiture and Waiver Agreement, dated August 15, 2017, by and among the Company, Estre and the Sponsor.

10.2	Intellectual Property Assignment, dated August 15, 2017, by and between the Company and Avenue IP, LLC

10.3	Warrant Option Agreement, dated August 15, 2017, by and among certain stockholders of the Company and the Sponsor.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Additional information

In connection with the proposed Business Combination, a Registration Statement on Form F-4 will be filed with the SEC that will include a proxy statement of the Company that also will constitute a prospectus of Newco in respect of the Newco Ordinary Shares to be issued in the Merger and the related Converted Warrants. The Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the proxy statement/prospectus regarding the Business Combination when it becomes available because it will contain important information regarding the Company, Estre, Newco, the Business Combination, the agreements related thereto and related matters. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by the Company or Newco with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to the Company at 399 Park Avenue, 6th Floor, New York, New York 10022, or by calling the Company at (212) 878-3500.

Participants in the Solicitation

The Company, Estre and Newco (when formed) and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the proxy statement/prospectus when it is filed with the SEC on Form F-4. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Newco or Estre, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding 2018 adjusted EBITDA projections and forecasts of other financial and performance metrics, projections of market opportunity, macroeconomic outlook and the expected benefits of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of the Company and Estre management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions in Brazil; potential government interventions resulting in changes to the Brazilian economy, applicable taxes and tariffs, inflation, exchange rates, interest rates and the regulatory environment; changes in the financial condition of Estre’s clients affecting their ability to pay for its services; the results of competitive bidding processes, which could lead to the loss of material contracts or curtail Estre’s expansion efforts; Estre’s history of losses; the outcome of judicial and administrative proceedings to which Estre is or may become a party or governmental investigations to which Estre may become subject that could interrupt or limit Estre’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Estre’s clients’ preferences, prospects and the competitive conditions prevailing in the Brazilian waste management; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Newco or the expected benefits of the proposed Business Combination or that the approval of the stockholders of the Company and/or the shareholders of Estre for the Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of the Company and Estre; the amount of redemption requests made by the Company’s stockholders; the ability of the Company or Newco to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, including, without limitation, pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, which could dilute the interests of the Company’s stockholders; those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC.  These statements speak only as of the date they are made and neither the Company nor Estre undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  August 21, 2017

BOULEVARD ACQUISITION CORP. II

By:	/s/ Stephen Trevor
	Name:	Stephen Trevor
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1*	Business Combination Agreement, dated August 15, 2017, by and between the Company and Estre.

10.1	Forfeiture and Waiver Agreement, dated August 15, 2017, by and among the Company, Estre and the Sponsor.

10.2	Intellectual Property Assignment, dated August 15, 2017, by and between the Company and Avenue IP, LLC.

10.3	Warrant Option Agreement, dated August 15, 2017, by and among certain stockholders of the Company and the Sponsor.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.